                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                          CROSS MEDICAL PRODUCTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)  Title of each class of Securities to which transaction applies:

             -------------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

         5)  Total fee paid:

             -------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             -------------------------------------------------------------------

         2)  Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

         3)  Filing Party:

             -------------------------------------------------------------------

         4)  Date Filed:

             -------------------------------------------------------------------

                          CROSS MEDICAL PRODUCTS, INC.
                         5160 B Blazer Memorial Parkway
                             Dublin, Ohio 43017-1339
                                 (614) 718-0530




                                                                  April 20, 1997




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Cross Medical Products, Inc. on Wednesday, May 21, 1997, at 9:00 a.m., at the Holiday Inn, 2350 Westbelt Drive, Columbus, Ohio (Roberts Road exit from I-270
West). We look forward to greeting those stockholders who are able to attend.

         At the meeting, you are being asked to elect Daniel A. Funk, M.D., Daniel A. Gregorie, M.D., Joseph A. Mussey and Robert J. Williams to three-year terms as Class I members of the Board of Directors, to approve and adopt an amendment to the Company's 1994 Stock Option Plan, to approve and adopt the Company's Restated Certificate of Incorporation, and to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent certified public accountants for the 1997 fiscal year.

         It is very important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, please sign, date and return your proxy in the enclosed envelope at your earliest convenience.

         Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.

                                                     Sincerely,

                                                     Edward R. Funk
                                                     Chairman of the Board

                          CROSS MEDICAL PRODUCTS, INC.
                         5160 B Blazer Memorial Parkway
                             Dublin, Ohio 43017-1339
                                 (614) 718-0530


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 21, 1997


                                                                  April 20, 1997


To the Stockholders of Cross Medical Products, Inc.:

         NOTICE is hereby given that the Annual Meeting of Stockholders of Cross Medical Products, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn, 2350 Westbelt Drive, Columbus, Ohio, on Wednesday, the 21st of May, 1997, at 9:00 a.m., local time, for the following purposes:

         1. To elect four Class I Directors, each for a three-year term expiring at the annual meeting of stockholders in 2000.

         2. To approve and adopt an amendment to the Company's 1994 Stock Option Plan, to increase the number of shares available for distribution under such plan from 600,000 to 1,000,000.

         3. To approve and adopt the Company's Restated Certificate of Incorporation, which contains the following amendments:

                  (A) Increase in Capital Stock Amendment: To authorize a total of 50,000,000 total shares of capital stock, of which 40,000,000 are common shares and 10,000,000 are preferred shares, both at $.01 par value;

                  (B) Classified Board Amendment: To classify the Board of Directors into three classes of directors with staggered three-year terms of office; to provide that directors may be removed by the stockholders only for cause and that such action may be taken only by the affirmative vote of at least eighty percent (80%) of the outstanding shares of common stock of the Company at an annual or special meeting of stockholders; and to provide that, if a vacancy occurs in the Board of Directors for any reason, including by reason of any increase in the number of directors, it shall be filled only by the affirmative vote of a majority of the remaining directors in office even though less than a quorum;

                  (C) Stockholder Meeting Amendment: To provide that actions required or permitted to be taken at any annual or special meeting of the stockholders of the Company be taken only upon a vote of the stockholders at a meeting duly called and not by written consent of the stockholders and that special meetings of stockholders of the Company be called only by the Board of Directors, the Chairman of the Board of Directors, or the President of the Company, or at the request in writing of stockholders owning at least eighty percent (80%) of the outstanding Common Stock of the Company;

                  (D) Acquisition Proposal Amendment: To provide that the Board of Directors can consider various factors in consideration of an acquisition proposal, not just the value of the consideration being offered; and

                  (E) Supermajority Vote Amendment: To provide that the affirmative vote of at least eighty percent (80%) of the outstanding shares of the Company's Common Stock is required to amend, repeal or adopt certain provisions in the Certificate of Incorporation.

         4. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent certified public accountants for the fiscal year 1997.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Owners of Common Stock of the Company of record at the close of business on March 25, 1997 will be entitled to vote at the meeting. A copy of the Annual Report of the Company for the fiscal year ended December 31, 1996 is enclosed.

         Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided as soon as possible so that your shares may be voted in accordance with your wishes. Thank you for your cooperation.

                                  By Order of the Board of Directors

                                  Edward R. Funk
                                  Chairman of the Board




                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

                          CROSS MEDICAL PRODUCTS, INC.
                         5160 B Blazer Memorial Parkway
                             Dublin, Ohio 43017-1339
                                 (614) 718-0530



                               PROXY STATEMENT FOR
                       1997 ANNUAL MEETING OF STOCKHOLDERS


                                                                  April 20, 1997

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of Cross Medical Products, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Holiday Inn, 2350 Westbelt Drive, Columbus, Ohio, on Wednesday, May 21, 1997, at 9:00 a.m., local time, and at any adjournment thereof. The Proxy Statement and the enclosed proxy will be first mailed to the stockholders on or about April 20, 1997.

         All shares represented by the accompanying proxy will be voted in accordance with the stockholder's directions specified thereon if the proxy is executed properly and received by the Board of Directors prior to the Annual Meeting. In the absence of specific instructions to the contrary, the proxy will be voted in accordance with the Board of Director's unanimous recommendations, which are FOR the election of Daniel A. Funk, M.D., Daniel A. Gregorie, M.D., Joseph A. Mussey and Robert J. Williams as Class I directors of the Company; FOR approval of an amendment to the Company's 1994 Stock Option Plan to increase the number of shares available for distribution under such plan from 600,000 to 1,000,000; FOR adoption of the Company's Restated Certificate of Incorporation; FOR the ratification of the selection of Coopers & Lybrand L.L.P. as the Company's independent certified public accountants for the fiscal year 1997; and, at the discretion of the persons acting under the proxy, to transact such other business as properly may come before the meeting or any adjournment thereof.

         A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing prior to the meeting written notice of revocation with the President of the Company or a duly executed, later dated proxy, or by attending the meeting and voting in person. Proxies marked as abstaining will be treated as present for purposes of determining a quorum at the Annual Meeting, but will not be counted as voting on the election of directors, the approval of the amendment to the 1994 Stock Option Plan, the adoption of the Company's Restated Certificate of Incorporation, or for the ratification of the appointment of Coopers & Lybrand L.L.P. as independent certified public accountants. Proxies returned by brokers on behalf of shares held in street name will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda. Such non-voted shares will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

         Only stockholders of record at the close of business on March 25, 1997, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At March 25, 1997, the Company had outstanding 4,921,298 shares of common stock, $.01 par value ("Common Stock"). Each stockholder is entitled to one vote for each share held. There are no cumulative voting rights in the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth the only persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company on February 28, 1997:


 NAME AND ADDRESS                         NUMBER OF SHARES                PERCENTAGE
OF BENEFICIAL OWNER                     BENEFICIALLY OWNED(1)             OF CLASS(2)
-------------------------------------------------------------------------------------


Edward R. Funk                                   828,513(3)               16.9%
5160 A Blazer Memorial Parkway
Dublin, Ohio 43017-1339

Ingeborg V. Funk                                 828,513(3)               16.9%
5160 A Blazer Memorial Parkway
Dublin, Ohio 43017-1339

Curtis A. Loveland                               570,378(4)               11.7%
41 S. High Street
Columbus, Ohio 43215

Daniel A. Funk, M.D.                             243,728(5)               5.0%
4701 Creek Road
Cincinnati, Ohio 45242



(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he or she exercises sole or shared voting or investment power or of which he has the right to acquire the beneficial ownership within 60 days of February 28, 1997. Except as otherwise noted, each stockholder named above has sole voting, investment and dispositive power with respect to all shares listed opposite the stockholder's name.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of February 28, 1997.

(3) Edward R. Funk and Ingeborg V. Funk are husband and wife. Under the rules of the Securities and Exchange Commission, each may be deemed to beneficially own the shares of the other; consequently, the number reported in the table above for each includes 339,416 shares and 471,597 shares held of record by Dr. Funk and Mrs. Funk, respectively, and 17,500 shares which could have been acquired by Dr. Funk under stock options exercisable within 60 days of February 28, 1997. Dr. and Mrs. Funk each expressly disclaim beneficial ownership of shares held by the other.

(4) Includes 33,460 shares held by Mr. Loveland directly or in a self-directed retirement account; 17,500 shares which could have been acquired by Mr. Loveland under stock options exercisable within 60 days of February 28, 1997; and 519,418 shares held of record by Mr. Loveland as trustee for various irrevocable trusts for the benefit of Dr.
     and Mrs. Edward R. Funk's children and grandchildren.

(5) Includes 12,414 shares held by Daniel Funk's spouse and 15,000 shares which could have been acquired by Daniel Funk under stock options exercisable within 60 days of February 28, 1997. Daniel Funk expressly disclaims beneficial ownership of shares held by his spouse.

                              ELECTION OF DIRECTORS

     The Board of Directors proposes the election of four directors at the Annual Meeting to serve as Class I Directors. These nominees, Daniel A. Funk, M.D., Daniel A. Gregorie, M.D., Joseph A. Mussey, and Robert J. Williams, if elected, will each serve for a three-year term expiring at the 2000 Annual Meeting of Stockholders and until their successors have been elected and qualified. The nominees are currently directors of the Company.

     It is intended that the shares represented by the enclosed proxy, unless otherwise directed, will be voted FOR the election of the four nominees named above. In the event that any of the nominees for director should become unavailable (which management does not expect), the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS I DIRECTOR.

     The following table sets forth certain information concerning each nominee, each continuing director of the Company and all of the nominees, directors and officers of the Company as a group, including beneficial ownership of the Company's Common Stock as of February 28, 1997.



                                CLASS I DIRECTORS
                      (NOMINEES FOR TERMS EXPIRING IN 2000)

                                                                 DIRECTOR             COMMON STOCK
                                                               CONTINUOUSLY           BENEFICIALLY         PERCENTAGE
      NAME AND PRINCIPAL OCCUPATION               AGE              SINCE               OWNED (1)          OF CLASS (2)
------------------------------------------  --------------- -------------------  ---------------------- ----------------
Daniel A. Funk, M.D.                              41               1985                243,728(3)(4)          5.0%
Orthopedic Surgeon

Daniel A. Gregorie, M.D.                          47               1993                  5,000                 *
President and Chief Executive Officer
of ChoiceCare

Joseph A. Mussey                                  48               1991                171,500(3)             3.5%
President, Treasurer and Chief
Executive Officer of the Company

Robert J. Williams                                64               1994                  5,000                 *
Chairman, Chief Executive Officer and
President of ARTEC, Inc.

                               CLASS II DIRECTORS
                             (TERMS EXPIRE IN 1998)

                                                                 DIRECTOR             COMMON STOCK
                                                               CONTINUOUSLY           BENEFICIALLY         PERCENTAGE
      NAME AND PRINCIPAL OCCUPATION               AGE              SINCE               OWNED (1)          OF CLASS (2)
------------------------------------------  --------------- -------------------  ---------------------- ----------------
Edward R. Funk                                    71               1980               828,513(3)(5)            16.9%
Chairman of the Board of the
Company and of Cross Medical
Products, Inc.; President of
Superconductive Components, Inc.

Herbert J. Kahn                                   56               1983                53,600(3)                1.1%
Executive Vice President
of CompuServe, Inc.

Curtis A. Loveland                                50               1983               570,378(3)(6)            11.7%
Partner, Porter, Wright, Morris &
Arthur





                                                  CLASS III DIRECTORS
                                                 (TERMS EXPIRE IN 1999)

                                                                 DIRECTOR            COMMON STOCK
                                                               CONTINUOUSLY          BENEFICIALLY         PERCENTAGE
      NAME AND PRINCIPAL OCCUPATION               AGE              SINCE              OWNED (1)          OF CLASS (2)
------------------------------------------  --------------- -------------------  --------------------  -----------------
C. Craig Waldbillig                               71               1983                 94,100(3)(7)            1.9%
Retired

Peter H. Williams                                 46               1983                 50,100(3)               1.0%
Senior Vice President of Sena, Weller,
Rohs and Williams, Inc.

All directors and officers, as a group                                               2,093,319(3)(4)(5)        40.1%
(12 in group)                                                                                 (6)(7)(8)

----------
*Less than one percent

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he has the right to acquire the beneficial ownership within 60 days of February 28, 1997. Except as otherwise noted, each stockholder named above has sole voting, investment and dispositive power with respect to all shares listed opposite the stockholder's name.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of February 28, 1997.

(3)  Includes 17,500 shares, 17,500 shares, 17,500 shares, 17,500 shares, 17,500 shares, 57,435 shares, 15,000 shares, 5,000 shares, 5,000 shares and 231,059 shares which could have been acquired by Dr. Edward R. Funk, Messrs. Kahn, Loveland, Waldbillig, P. Williams, Mussey, Gregorie, R. Williams and Dr. Daniel A. Funk and by all directors and officers as a group, respectively, under stock options exercisable within 60 days of February 28, 1997.

(4)  Includes 471,597 shares held of record by Mrs. Funk, as to which Dr. Edward
     R. Funk expressly disclaims beneficial ownership.

(5) Includes 33,460 shares held by Mr. Loveland directly or in a self-directed retirement account; 519,418 shares held of record by Mr. Loveland as trustee for various irrevocable trusts for the benefit of Dr. and Mrs. Edward R. Funk's children and grandchildren.

(6) Includes 12,414 shares owned by Dr. Daniel A. Funk's spouse, as to which he expressly disclaims beneficial ownership.

(7)  Includes 70,600 shares held in a revocable trust created by Mr. Waldbillig.

(8)  Includes an additional 71,400 shares owned by officers.

     EDWARD R. FUNK, SC.D., is a founder and director of the Company and has previously served as President, Chief Executive Officer, and Treasurer of the Company. Additionally, Dr. Funk has served as Chairman of the Board of the Company since its inception. Dr. Funk is also a founder of Superconductive Components, Inc., Columbus, Ohio, and has been a director and President thereof since its inception in April 1987. Dr. Funk is the father of Dr. Daniel A. Funk, also a director of the Company.

     JOSEPH A. MUSSEY, President, Treasurer, and Chief Executive Officer, joined the Company in August 1990 as the Company's Vice President and Chief Financial Officer. Mr. Mussey was named President of the Company in April 1991 and Chief Executive Officer in November 1991. Mr. Mussey was previously Executive Vice President of the Process Automation Business of Combustion Engineering, Inc., a division of Asea Brown Boveri from 1987 until joining the Company in August 1990. From 1984 to 1987, he was Vice President, Operations of the Engineered Systems and Controls Group of Combustion Engineering.

     HERBERT J. KAHN joined CompuServe, Inc. in September 1991 as Vice President of Administration and is currently an Executive Vice President of that company. Previously, Mr. Kahn had been the Executive Vice President of ABB Process Automation Inc., a division of Asea Brown Boveri, from December 1990 to September 1991. Asea Brown Boveri acquired Combustion Engineering, Inc., in January 1990, including its Process Automation Business where Mr. Kahn served as President of the Pulp and Paper Systems Group.

     CURTIS A. LOVELAND, Secretary of the Company since January 1984, has been a practicing attorney for 24 years and has been a partner in the law firm of Porter, Wright, Morris & Arthur, Columbus, Ohio since 1979. Mr. Loveland is also a director of Rocky Shoes & Boots, Inc. and Applied Innovation Inc., both companies which have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     C. CRAIG WALDBILLIG retired from his position as Chairman of the Board of Medex, Inc., in January 1997. Mr. Waldbillig served as the Chairman of the Board of Medex for more than five years. Medex, was a manufacturer of disposable medical supplies and equipment that was sold to Furon Company in January 1997.

     PETER H. WILLIAMS has been Senior Vice President of Sena, Weller, Rohs and Williams, Inc., a registered investment advisory firm in Cincinnati, Ohio, since March 1989.

     DANIEL A. FUNK, M.D. has been an orthopedic surgeon in private practice in Cincinnati, Ohio since September 1989 and is a partner with Orthopedic Consultants of Cincinnati, Inc. Dr. Funk completed a five-year residency in orthopedic surgery at the Mayo Clinic, Rochester, Minnesota in June 1986. From April 1988 to June 1989, Dr. Funk was Assistant Professor of The Ohio State University School of Medicine, Department of Orthopedic Surgery. Dr. Funk served as a member of the Company's Technical Advisory Board from 1984 until he was named the Company's Medical Advisor in 1990. He is the son of Dr. Edward R. Funk, Chairman of the Board of the Company.

     DANIEL A. GREGORIE, M.D. has been the President and Chief Executive Officer of ChoiceCare, a managed health care company, in Cincinnati, Ohio since June 1989.

     ROBERT J. WILLIAMS has been the Chairman of the Board, President and Chief Executive Officer of ARTEC, Inc. since 1988. ARTEC is an Indianapolis based manufacturer of disposable anesthesia and respiratory products.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company had a total of four regular meetings during 1996. The Board of Directors has standing Audit and Stock Option and Compensation Committees. The members of the Audit Committee are Messrs. Loveland, D. Funk, and P. Williams. The Audit Committee oversees the work of the internal accounting staff and external auditors and met four times during 1996. The Stock Option and Compensation Committee, whose members are Messrs. Waldbillig, Kahn, and R. Williams, reviews officer compensation and administers the stock option plans. The Stock Option and Compensation Committee met once and took action by unanimous written consent once during 1996. With the exception of Mr. Williams, who missed the Stock Option and Compensation Committee meeting, no director attended fewer than seventy-five (75%) percent of the board or committee meetings.

MEDICAL ADVISOR

     Dr. Daniel A. Funk, M.D., is the Company's Medical Advisor. Dr. Funk receives an $18,000 annual retainer and is paid a per diem fee when asked to perform a function requiring time beyond the retainer consideration, at the rate of $600 per half day and $1,200 per day, plus reimbursement of reasonable expenses.

OFFICERS AND SIGNIFICANT EMPLOYEES

     The officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Dr. Edward R. Funk, Chairman of the Board; Joseph A. Mussey, President, Treasurer, and Chief Executive Officer; Dr. Daniel A. Funk, M.D., Medical Advisor; and Curtis A. Loveland, Secretary, the following persons are officers of the Company:

     IRA BENSON, age 41, was named Vice President, Sales and Marketing for Cross Medical Products, Inc., the Company's wholly owned subsidiary, in June 1992. From November 1988 until he joined the Company in June 1992, Mr. Benson was Vice President, Marketing and Director of Marketing of Orthomet, Inc., Minneapolis, Minnesota, a manufacturer and distributor of reconstructive hip and knee orthopaedic implants.

     THOMAS E. ZIMMER, age 55, was named Vice President, Manufacturing in August 1993 and served as the Company's Director of Manufacturing from May 1991 to August 1993. From May 1988 until joining the Company, Mr. Zimmer was Director of Manufacturing, Electronic Transmitter Group for ABB Kent-Taylor, a division of Asea Brown Boveri in Rochester, New York.

     PAUL A. MILLER, age 40, was named Vice President and Chief Financial Officer in July 1994. From July 1991 until joining the Company, Mr. Miller was Chief Financial Officer and General Counsel for Litter Industries, Inc., a diversified, family owned distributor in Chillicothe, Ohio. From 1983 until joining Litter Industries, Inc., Mr. Miller was with Coopers & Lybrand L.L.P.

COMPENSATION OF OFFICERS AND DIRECTORS

     The aggregate compensation of the Chief Executive Officer, and other executive officers of the Company with compensation exceeding $100,000 in the 1996 fiscal year, for the Company's fiscal years ended December 31, 1996, 1995 and December 31, 1994, is set forth in the following table.


                                            SUMMARY COMPENSATION TABLE

                                                                                              Long-Term
                                                                                             Compensation
                                                        Annual Compensation                     Awards
                                          ------------------------------------------------        (g)
                                                                                (e)           Securities            (i)
                                               (c)             (d)         Other Annual       Underlying         All Other
             (a)                 (b)          Salary          Bonus        Compensation         Options        Compensation
 Name and Principal Position     Year          ($)             ($)              ($)               (#)             ($) (1)
----------------------------- ----------  --------------  -------------- ----------------- ----------------- -----------------
Joseph A. Mussey,                1996           $163,642         $25,643        --                 30,000(2)            $1,222
Chief Executive Officer,         1995           $125,005           8,020        --                 15,000(2)            $  970
President, and Treasurer         1994           $103,713           6,537        --                 17,500(3)            $2,285

Ira Benson,                      1996           $103,577          $8,826        --                  5,000(2)            $1,084
Vice President of Sales and      1995            $97,626              $0        --                  5,000(2)             1,438
Marketing                        1994            $97,668              $0        --                  7,500(4)             1,789

Paul A. Miller,                  1996            $94,232         $14,617        --                  2,000(2)            $1,051
Vice President and Chief         1995            $88,334             $--        --                 30,000(2)               867
Financial Officer                1994            $42,413(5)          $ 0        --                     --                   --


----------
(1)  Amount of Company contributions to Company's Retirement Express Master Savings Plan and Trust.

(2)  All shares are subject to an option granted under the 1994 Stock Option Plan.

(3)  12,500 shares are subject to an option granted under the 1984 Non-Statutory Stock Option Plan.  5,000 shares are subject to an option granted under the 1994 Stock Option Plan.

(4)  All shares subject to an option granted under the 1984 Incentive Stock Option Plan.

(5)  Mr. Miller began employment with the Company in July 1994.

EMPLOYMENT CONTRACTS

     On January 1, 1994, the Company entered into an employment contract with Dr. Edward R. Funk. Dr. Funk's employment contract with the Company has a term of ten (10) years. It may be terminated by Dr. Funk upon thirty (30) days written notice, immediately upon written notice if his compensation is reduced, upon his death or upon termination for cause by the Company. Dr. Funk is to be compensated for the first three (3) years of the agreement at the rate of $90,000 per year, subject to adjustment based on the Consumer Price Index. Thereafter, Dr. Funk's compensation will be determined by the Company's Stock Option and Compensation Committee. The employment agreement contains restrictions on Dr. Funk regarding the Company's confidential information and inventions created by Dr. Funk. Additionally, Dr. Funk is restricted from competing with the Company during the term of the agreement and for three (3) years after its termination.

     On November 7, 1996, the Company entered into employment agreements (the "Agreements") with Messrs. Mussey, Miller, and Benson to provide for employment of the executives in their current capacities. Messrs. Mussey's, Miller's, and Benson's Agreements with the Company are "at will" and may be terminated: (i) by the executive or the Company without cause upon thirty (30) days' advance written notice; (ii) by the Company upon a determination of "good cause" for termination; or (iii) upon the executive's death or permanent disability. Under the Agreements, Messrs. Mussey's, Miller's, and Benson's minimum base salaries are $160,000, $95,000, and $108,000 per year, respectively. The minimum base salary may be increased, but not decreased, from time to time by the Board of Directors. For up to one (1) year following a "change in control" of the Company, Messrs. Mussey, Miller, and Benson, if terminated during that period, are entitled to certain benefits, including unpaid annual salary plus payment of twice the executive's base salary (including any performance bonuses earned in the prior twelve months) and all outstanding stock options shall become 100% vested and exercisable in accordance with the stock option agreements and plans. Agreements contain restrictions on Messrs. Mussey, Miller, and Benson regarding the Company's confidential information and inventions. In addition, Messrs. Mussey, Miller, and Benson are restricted from competing with the Company for a period of twelve (12) months after termination of employment with the Company.

STOCK OPTIONS

     The Company had a 1984 Incentive Stock Option Plan which terminated on January 27, 1994, and had a 1984 Non-Statutory Plan which terminated on April 26, 1994. Stock options granted prior to the termination of these plans remain outstanding until they are exercised in full, expire or terminate under the terms of the stock option agreement. On May 19, 1994, the shareholders of the Company approved the Company's 1994 Stock Option Plan. The following tables contain information concerning the grant of stock options to the Company's Chief Executive Officer, Joseph A. Mussey, and the executive officers named in the Summary Compensation Table under the Company's 1994 Stock Option Plan:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants

------------------------------------------------------------------------------------------------------------------
           (a)                      (b)                      (c)                     (d)                    (e)
                                Number of
                                Securities               % of Total
                                Underlying               Options Granted
                                Options                  to Employees            Exercise               Expiration
           Name                 Granted (#)              in Fiscal Year          Price ($/Sh)           Date
           ----                 -----------              --------------          ------------           ----

Joseph A. Mussey                30,000(1)                   35%                    $6.625               01/01/02

Ira Benson                       5,000(1)                    6%                    $6.625               01/01/02

Paul A. Miller                   2,000(1)                    2%                    $6.625               01/01/02

(1)   Shares subject to option granted under 1994 Stock Option Plan, which option first became exercisable on January
      1, 1997.

                       AGGREGATED OPTION EXERCISES IN LAST
                      FISCAL YEAR AND FY-END OPTION VALUES

           (a)                                     (d)                                        (e)
                                          Number of Securities                       Value of Unexercised
                                          Underlying Unexercised                     In-the-Money Options
                                          Options at FY-End (#)                          at FY-End ($)
           Name                           Exercisable/Unexercisable                  Exercisable/Unexercisable
           ----                           -------------------------                  -------------------------

Joseph A. Mussey                             57,435/40,000                            $293,147/$127,050

Ira Benson                                   31,500/26,000                             $178,900/$72,650

Paul A. Miller                               12,400/19,600                             $48,650/$74,600

COMPENSATION OF DIRECTORS

         In 1996, each member of the Board of Directors was paid $200 for each Board or Board Committee meeting attended plus $100 per quarter. Beginning in 1997, each member of the Board of Directors will receive $500 for each Board meeting attended and $250 for each Board Committee Meeting attended. Directors who are also employees of the Company do not receive additional compensation for serving as directors. Directors are also reimbursed for reasonable expenses incurred in connection with attendance at Board meetings.

         The Company has granted stock options to Board members each fiscal year since 1986. Under the 1994 Stock Option Plan, each nonemployee director is automatically granted an option to purchase 5,000 shares on June 30 each year, exercisable at the fair market value at the date of grant, and exercisable for a five year period commencing one year after the date of grant. Each nonemployee director of the Company was automatically granted an option to purchase 5,000 shares at an exercise price of $7.25 per share on June 30, 1996. These options first become exercisable on June 30, 1997, and expire June 30, 2002.

 RETIREMENT EXPRESS MASTER SAVINGS PLAN AND TRUST

         The Company's Retirement Express Master Savings Plan and Trust (the "Master Savings Plan"), as adopted by the Board of Directors on November 14, 1991, effective January 1, 1992, is a qualified defined contribution plan which contains a cash or deferred arrangement pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. Participation is available to any employee of the Company or its subsidiary on or following the date on which such employee has both reached the age of 21 and has been credited with 1,000 hours of service, provided that the 1,000 hours of service are credited during such employee's first year of employment or during a single calendar year. Employees who satisfied these requirements on the effective date of the Master Savings Plan were eligible to participate on the effective date. Employees may elect to participate by requesting a pre-tax reduction of compensation. Twenty-five percent of an employee's pre-tax contributions are matched by the Company; however, the maximum percent of compensation subject to the match is 4% of the employee's annual compensation. Pre-tax contributions for an individual cannot exceed 10% of the individual's gross compensation each year or $9,254 in 1996. Participants are 100% vested in their individual contributions to the Master Savings Plan at all times. A participant's vested percentage of the Company's matching contributions will be 20% once the participant has been credited with two vesting years, and an additional 20% for each additional vesting year thereafter until 100% vested. Messrs. Mussey, Zimmer, Benson, Miller and Mellinger are the only officers and directors currently participating in the Master Savings Plan.

RELATED PARTY TRANSACTIONS

         Mr. Loveland, Secretary, a director and stockholder of the Company, is a partner in the law firm of Porter, Wright, Morris & Arthur, Columbus, Ohio, which firm serves as general counsel to the Company.

                           AMENDMENT TO THE COMPANY'S
                             1994 STOCK OPTION PLAN

         The proposed amendment to the 1994 Stock Option Plan would increase the number of shares of the Company's common stock subject to the plan from 600,000 shares to 1,000,000 shares. Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of the Company's common stock represented at the Annual Meeting.

1994 STOCK OPTION PLAN

         The Company's Board of Directors believes that providing selected persons with an opportunity to invest in the Company will give them additional incentive to increase their efforts on behalf of the Company and will enable the Company to attract and retain the best available associates, officers, directors, consultants and advisors. The description in this Proxy Statement of the 1994 Stock Option Plan is included solely as a summary, does not purport to be complete and is qualified in its entirety by the Amended and Restated 1994 Stock Option Plan. The Company's Board of Directors has approved an amendment to the 1994 Stock Option Plan to increase the number of shares of the Company's common stock reserved for issuance upon the exercise of options granted under the 1994 Stock Option Plan from 600,000 shares to 1,000,000 shares. The Company's Board of Directors has approved the increase of the shares of the Company's common stock subject to the 1994 Stock Option Plan.

         The 1994 Stock Option Plan was adopted by the Board of Directors on February 10, 1994, and approved by stockholders on April 15, 1994. The amendment increasing the number of shares of the Company's common stock issuable under the 1994 Stock Option Plan was adopted by the Company's Board of Directors on February 7, 1997. The options may either meet the requirements of Section 422 ("Incentive Options") of the Internal Revenue Code of 1986, as amended (the "Code") or not meet such requirements ("Nonqualified Options"). Key employees, officers, and directors of, and consultants and advisors who render services to, the Company are eligible to receive options under the 1994 Stock Option Plan.

         The 1994 Stock Option Plan is administered by the Compensation Committee which consists of directors who are not employees of the Company. The members of the Compensation Committee and all other independent members of the Board of Directors are only eligible to receive options under the 1994 Stock Option Plan pursuant to a formula set forth in the 1994 Stock Option Plan which provides that, on June 30 of each year, each director who is not an employee of the Company will be granted a Nonqualified Option to purchase 5,000 shares of the Company's common stock. See "Compensation of Directors." There are currently seven independent directors eligible to receive options pursuant to the 1994 Stock Option Plan on June 30, 1997. Directors who are not employees of the Company are not eligible to receive any other options under the 1994 Stock Option Plan.

         With respect to all other eligible persons, the Compensation Committee is authorized to determine to whom and at what time options may be granted. The Compensation Committee determines the number of shares subject to option, the duration of the option, the per share exercise price, the rate and manner of exercise, and whether the option is intended to be a Nonqualified Option or an Incentive Option. An Incentive Option may not have an exercise price less than fair market value of the common stock on the date of grant or an exercise period that exceeds ten years from the date of grant and is subject to certain other limitations which allow the option holder to qualify for favorable tax treatment. None of these restrictions applied to the grant of Nonqualified Options, which may have an exercise price less than the fair market value of the underlying common stock on the date of grant and may be exercisable for an indeterminate period of time. The Compensation Committee also has the discretion under the 1994 Stock Option Plan to make cash grants to option holders that are intended to offset a portion of the taxes payable upon exercise of Nonqualified Options or on certain dispositions of shares acquired under Incentive Options.

         The exercise price of the option may be paid in cash or, with the consent of the Compensation Committee, (i) with previously acquired shares of common stock valued at their fair market value on the date they are tendered,
(ii) delivery of a full recourse promissory note, the terms and conditions of which will be determined by the Compensation

Committee, or (iii) by delivery of written instructions to forward the notice of exercise to a broker or dealer and to deliver to a specified account a certificate for the shares purchased upon exercise of the option and a copy of irrevocable instructions to the broker or dealer to deliver the purchase price of the shares to the Company.

         Any option granted under the 1994 Stock Option Plan will terminate automatically (i) 30 days after an employee's termination of employment with the Company (other than by reason of death or disability or for cause), and (ii) one year after the employee's death or termination of employment by reason of disability, unless the option expires earlier by its terms. Options not exercisable as of the date of a change in control of the Company will become exercisable immediately as of such date. Options granted under the 1994 Stock Option Plan are not transferable except by will or the laws of descent and distributions. The 1994 Stock Option Plan terminates on February 10, 2004, unless earlier terminated by the Board of Directors.

         The Board of Directors may terminate, amend or modify the 1994 Stock Option Plan at any time provided that (a) no amendment may be made to the 1994 Stock Option Plan which would cause the Incentive Options granted thereunder to fail to qualify as incentive stock options under the Code; and (b) any amendment which requires the approval of the shareholders of the Company under the Code or
Section 16 of the Securities Exchange Act of 1934, as amended, or the regulations promulgated thereunder, will be subject to such approval in accordance with the applicable law or regulations. No amendment, modification or termination of the 1994 Stock Option Plan may in any manner adversely affect any option previously granted under the 1994 Stock Option Plan without the consent of the option holder or a permitted transferee of such option holder.

         As of February 28, 1997, options to purchase an aggregate of 487,400 shares of the Company's common stock (net of options canceled) had been granted pursuant to the 1994 Stock Option Plan, options to purchase 17,000 shares had been exercised, options to purchase 460,400 shares remained outstanding, and only 112,600 shares remained available for future grant. As of February 28, 1997, the market value of all shares of the Company's common stock subject to outstanding options under the 1994 Stock Option Plan and all of the Company's stock option plans were approximately $3,740,750 and $5,864,625, respectively (based upon the closing sale price of the Company's common stock as reported on the Nasdaq SmallCap Market on February 28, 1997 per share). During the 1996 fiscal year, options covering 89,000 shares of the Company's common stock were granted to employees of the Company under the 1994 Stock Option Plan. Shares underlying presently exercisable, but unexercised, options will constitute outstanding shares of the Company's common stock for purposes of calculating the Company's net income per share. The market value of the 1,000,000 shares of the Company's common stock to be subject to the 1994 Stock Option Plan was approximately $8,125,000 as of February 28, 1997.

         As of February 28, 1997, the following current directors and executive officers named in the Company's Proxy Statement had been granted options under the 1994 Stock Option Plan as follows:



                                              NUMBER OF OPTIONS           AVERAGE EXERCISE PRICE
                                              -----------------           ----------------------
                 NAME                              GRANTED                       PER SHARE
                 ----                              -------                       ---------
Daniel A. Funk, M.D                                22,000                          $6.94
Daniel A. Gregorie, M.D.                           15,000                          $6.54
Edward R. Funk                                     15,000                          $6.54
Herbert J. Kahn                                    15,000                          $6.54
Curtis A. Loveland                                 15,000                          $6.54
C. Craig Waldbillig                                15,000                          $6.54
Peter H. Williams                                  15,000                          $6.54


                            NUMBER OF OPTIONS           AVERAGE EXERCISE PRICE
                            -----------------           ----------------------
           NAME                 GRANTED                       PER SHARE
           ----                 -------                       ---------
Joseph A. Mussey                 70,000                          $6.69
Ira Benson                       20,000                          $6.84
Paul A. Miller                   32,000                          $4.39

         Since adoption of the 1994 Stock Option Plan: (i) all current executive officers, as a group, have been granted options under the 1994 Stock Option Plan covering 142,600 shares of the Company's common stock which represents approximately 29% of the total number of options granted pursuant to the 1994 Stock Option Plan; and (iii) all current employees, excluding executive officers, as a group, have been granted options under the 1994 Stock Option Plan covering 95,200 shares of the Company's common stock which represents approximately 20% of the total number of options granted pursuant to the 1994 Stock Option Plan.

         The grant of an Incentive Option or a Nonqualified Option has no immediate tax consequence to the option holder or to the Company. The exercise of an Incentive Option will generally have no immediate tax consequence to the option holder (except to the extent it is an adjustment in computing alternative minimum taxable income) or to the Company; however, the exercise of a Nonqualified Option will cause the option holder to recognize ordinary income, and permit the Company to take a deduction if applicable withholding requirements are satisfied, and in an amount equal to the excess of the fair market value on the date of the exercise of the shares of common stock acquired pursuant to the exercise of the Nonqualified Option ("Nonqualified Shares") over the exercise price.

         Upon the sale of shares acquired pursuant to the exercise of an Incentive Option ("Incentive Shares") after the required holding period, no deduction will be allowable to the Company and the option holder will generally realize long-term capital gain or loss in an amount equal to the difference between amount realized upon the sale and the exercise price of the Incentive Shares. If, however, an option holder disposes of the Incentive Shares prior the expiration of the required holding period (a "disqualifying disposition"), the option holder will recognize ordinary income, and the Company will be entitled to a deduction, provided that applicable withholding requirements are satisfied, equal to the excess of the fair market value of the Incentive Shares on the date of exercise (or the proceeds of the disposition, if less) over the exercise price. If the amount realized upon the disqualifying disposition exceeds the fair market value of the Incentive Shares on the date of exercise, such excess is taxable to the option holder as capital gain income. Upon the sale of Nonqualified Shares, the option holder will generally realize long or short term capital gain or loss (depending upon the holding period of the shares) in an amount equal to the difference between the option holder's tax basis in the Nonqualified Shares and the amount realized on the sale.

         The option holder's tax basis in the Incentive Shares and Nonqualified Shares will be the exercise price plus the amount of any ordinary income recognized by the option holder. The option holder's holding period will commence on the date that the Incentive Shares or Nonqualified Shares are transferred to him or her.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's common stock present in person or represented by proxy at the Annual Meeting is required to adopt the amendment to the 1994 Stock Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1994 STOCK OPTION PLAN. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE PLAN.

                      RESTATED CERTIFICATE OF INCORPORATION

                     APPROVAL OF AMENDMENTS TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

         The Board of Directors has observed that certain tactics, including proxy fights, hostile tender offers, and "green mail," have become relatively common in modern takeover practice. The Board of Directors considers such tactics to be highly disruptive to a corporation and often contrary to the overall best interests of its stockholders. In particular, such tactics frequently represent an attempt to acquire a corporation in the marketplace at an unfairly low price. In light of such developments, the Board of Directors has approved a number of amendments to the Company's Certificate of Incorporation (the "Amendments") and has directed that the Amendments be submitted to a vote of the stockholders at the Annual Meeting.

         The Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such efforts through negotiations with the Board of Directors of the Company. The Board of Directors believes the Amendments will help give it the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which assures fair treatment of the Company's stockholders.

         The Amendments are also intended to increase the bargaining leverage of the Board of Directors, on behalf of the Company's stockholders, in any negotiations concerning a potential change of control of the Company. The Amendments will, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial stockholder and this could increase the likelihood that incumbent directors will retain their positions. The Amendments, if adopted, could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such attempt might be beneficial to the Company's stockholders.

         The Amendments are to some extent interrelated, and the purpose of some of the Amendments is to prevent the circumvention of the desired protection afforded by other Amendments. Thus, the Board of Directors believes it is appropriate to present the Amendments as one related group that the stockholders must vote for or against as a single proposal.

         Existing Defenses. The Company's current Certificate of Incorporation does not contain provisions intended by the Company to have, or to the knowledge of the Board of Directors having, an anti-takeover effect. However, the Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of Common Stock. The authorized available Common Stock could (within the limits imposed by applicable law and the rules of the Nasdaq SmallCap Market, on which the Company's Common Stock is traded) be issued by the Company and used to discourage a change in control of the Company.

         The Company's current Bylaws provide that the Board of Directors is classified into three classes of directors with staggered three-year terms. Additional time is required to change control of a staggered board of directors, because a majority of stockholder vote cannot change the composure of a majority of the board in any given year. Thus, the classified board tends to perpetuate present management and discourage takeover bids, because the acquiror does not have the ability to obtain immediate control of the Board of Directors.

         The Company's Bylaws provide that directors may be removed only for cause and by the affirmative vote of the holders of at least eighty percent (80%) of all outstanding shares of capital stock. This provision makes it impossible for someone who acquires voting control of the Company to immediately remove the incumbent directors and replace them with more friendly directors, and requires such a person to replace incumbent directors as their terms expire over a period of up to three years.

         The Board of Directors has adopted certain change in control agreements and has included change in control provisions in the Company's 1994 Stock Option Plan. The change in control agreements provide for the payment of severance benefits to certain executive officers of the Company in the event that their employment with the Company is terminated in connection with a change in control of the Company. The Company's 1994 Stock Option Plan contains a provision that accelerates the vesting of stock options granted under the plan in the event of a change in control of the Company. The agreements and provisions in the compensatory plans are designed to attract and retain valued employees of the Company and to insure that such employees' performance is not undermined by the possibility, threat or occurrence of a change in control. While these measures were not adopted to deter takeovers, they may have an incidental anti-takeover effect by making it more expensive for a bidder to acquire control of the Company.

         All directors and officers of the Company as a group beneficially owned, as of February 28, 1997, 2,093,319 shares of Common Stock (which include shares issuable pursuant to options exercisable within sixty (60) days of the date hereof) (See "ELECTION OF DIRECTORS"). These shares represent 40.1% of the outstanding Common Stock of the Company. The officers and directors are, therefore, able to prevent any action requiring a supermajority stockholder vote under the Amendments from becoming effective. However, no existing single stockholder of the Company currently holds sufficient shares alone to prevent an action requiring such a supermajority stockholder vote from becoming effective.

         Description of Amendments. The proposal being submitted to the stockholders consists of the following five (5) Amendments to the Company's Certificate of Incorporation:

         (A) Increase in Capital Stock Amendment: To authorize a total of 50,000,000 total shares of capital stock, of which 40,000,000 are common shares and 10,000,000 are preferred shares, both at $.01 par value;

         (B) Classified Board Amendment: To classify the Board of Directors into three classes of directors with staggered three-year terms of office; to provide that directors may be removed by the stockholders only for cause and that such action may be taken only by the affirmative vote of at least eighty percent (80%) of the outstanding shares of common stock of the Company at an annual or special meeting of stockholders; and to provide that, if a vacancy occurs in the Board of Directors for any reason, including by reason of any increase in the number of directors, it shall be filled only by the affirmative vote of a majority of the remaining directors in office even though less than a quorum;

         (C) Stockholder Meeting Amendment: To provide that actions required or permitted to be taken at any annual or special meeting of the stockholders of the Company be taken only upon a vote of the stockholders at a meeting duly called and not by written consent of the stockholders and that special meetings of stockholders of the Company be called only by the Board of Directors, the Chairman of the Board of Directors, or the President of the Company, or at the request in writing of stockholders owning at least eighty percent (80%) of the outstanding Common Stock of the Company;

         (D) Acquisition Proposal Amendment: To provide that the Board of Directors can consider various factors in consideration of an acquisition proposal, not just the value of the consideration being offered; and

         (E) Supermajority Vote Amendment: To provide that the affirmative vote of a least eighty percent (80%) of the outstanding shares of the Company's Common Stock is required to amend, repeal or adopt certain provisions in the Certificate of Incorporation.

         Annex I to this Proxy Statement contains the text of the Amendments and the Restated Certificate of Incorporation of the Company and the following discussion is qualified in its entirety by reference to Annex I. If the Amendments are approved by the stockholders, certain conforming amendments will be made to the Bylaws of the Company, and the Bylaws will be amended by the Board of Directors in substantially the form attached to this Proxy Statement as Annex II.

         The Amendments are permitted by Delaware law and are consistent with the rules of the Nasdaq SmallCap Market on which the Company's Common Stock is traded. The Amendments are not the result of any specific efforts of which the Company is aware to obtain control of the Company.

         The Board of Directors does not contemplate recommending the adoption of any further amendments to the Certificate of Incorporation or the Bylaws of the Company that would affect the ability of third parties to effect a change in control of the Company. However, the Board of Directors may in the future determine to review the advisability of adopting other measures that may affect takeover attempts in the context of applicable law and judicial decisions.

INCREASE IN CAPITAL STOCK AMENDMENT

         The proposed amendment to Article Four of the Company's Certificate of Incorporation would effect an increase in the number of authorized shares of the Company's capital stock from 10,000,000 shares to 50,000,000 shares, consisting of an increase in the number of authorized shares of common stock from 10,000,000 shares to 40,000,000 shares and the creation of authorized preferred stock consisting of 10,000,000 shares.

         On the record date, the Company had 4,921,298 shares of common stock outstanding and had reserved for issuance an additional 916,340 shares pursuant to the exercise of outstanding options, for a total of 5,837,638 shares outstanding and reserved.

         The Company has been required to issue or authorize additional shares of common stock as a result of its acquisition activities and to attract and keep qualified consultants, product inventors, executives and directors in lieu of cash payments. The Company anticipates being required to issue a significant number of additional shares in the financing of its continued activities.

         If approved, the increased number of authorized shares of common stock and preferred stock will be available for issue from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of stockholders of the Company will be required, except as provided under Delaware law.

         The proposed amendment would enable the Board of Directors to authorize the issuance, without further stockholder action (unless required in a specific case by applicable laws, regulations or stock exchange rules), of up to 10,000,000 shares of preferred stock, in one or more series, with such terms and at such times and for such consideration as the Board of Directors may determine. With respect to any such series of preferred stock, the Board of Directors will be authorized to determine, among other things: the number of shares to be included in each such series and to fix the designation, powers, preferences, and relative participating, optional, conversion, and other special rights of the shares of each such series and the qualifications, limitations, or restrictions thereof, including but not limited to the fixing of dividend rights, rates, preferences, and other terms; redemption rights, prices, and other terms (including any sinking fund provisions); conversion rights, prices or rates of exchange, and other terms; liquidation preferences and other terms; and voting rights in addition to any voting rights provided by law, and other terms, which may be general or limited; all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In the event the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders. The authorization of the preferred stock will give the Company greater flexibility in equity financing by permitting the Board of Directors to issue shares of preferred stock without the delay and expense of a special meeting of stockholders. For example, the Board of Directors may deem it appropriate to make a private or public offering of the Company's preferred stock in order to raise funds for working capital or other purposes or the preferred stock could be issued to finance possible future acquisitions.

         The flexibility to issue the "blank check" preferred stock could also enhance the Board of Directors' bargaining capability in a takeover situation. For example, the Board of Directors could issue a series of preferred stock with the right as a separate class to approve any merger or sale of the Company. This could have the effect of delaying, deferring or preventing a change in control of the Company. In addition, the Board of Directors could forestall or prevent a change in control by means of a private placement of the preferred stock with a person or entity friendly to management, whose vote would be required to approve the proposed takeover. Preferred stock could also be issued in conjunction with the adoption of a stockholder purchase rights plan, commonly known as a "poison pill."

         The additional shares of common stock for which authorization is sought would be identical to the shares of common stock of the Company now authorized. Holders of common stock do not have preemptive rights to subscribe for additional securities which may be issued by the Company.

CLASSIFIED BOARD AMENDMENT

         The Board of Directors recommends that the Company's Certificate of Incorporation be amended to add an article, which provides that (i) the Board of Directors shall be classified into three classes of directors with staggered three-year terms of office; (ii) directors of the Company may be removed from office by the stockholders only for cause and that such action may be taken only by the affirmative vote of at least eighty percent (80%) of the outstanding shares of Common Stock of the Company at an annual or special meeting of stockholders, except that if the Board of Directors, by an affirmative vote of at least eighty percent (80%) of the entire Board of Directors, recommends removal of a director to stockholders, such removal may be effected by the affirmative vote of a majority of the outstanding Common Stock withheld to vote; and (iii) if a vacancy occurs in the Board of Directors for any reason, including by reason of any increase in the number of directors, it shall be filled only by the affirmative vote of a majority of the remaining directors in office, even though less than a quorum (the "Classified Board Amendment").

         Classified Board of Directors. The Classified Board Amendment provides that the Board of Directors shall be classified into three classes of directors with staggered three-year terms of office. The Company's Bylaws now provide for a classified Board of Directors. Delaware law permits provisions in a certificate of incorporation or bylaw approved by stockholders that provide for a classified board of directors. The Classified Board Amendment to the Certificate of Incorporation, set forth in Annex I to this Proxy Statement, would provide that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the 1998 annual meeting; another class would hold office initially for a term expiring at the 1999 annual meeting; and another class would hold office initially for a term expiring at the 2000 annual meeting.

         At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified.

         The Classified Board Amendment is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the Classified Board Amendment will assist the Board of Directors in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company.

         Because of the additional time required to change control of the Board of Directors, the Classified Board Amendment will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. The Classified Board Amendment will tend to discourage certain tender offers, perhaps including some tender offers that stockholders may feel would be in their best interests.

         Removal of Directors. The Classified Board Amendment further provides that directors of the Company may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of all of the outstanding shares of capital stock of the Company entitled to vote on the election of directors at a meeting of stockholders called for that purpose, except that if the Board of Directors, by an affirmative vote of at least eighty percent (80%) of the entire Board of Directors, recommends removal of a director to the stockholders, such removal may be effected by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation present in person or represented by proxy and entitled to vote on the election of directors at a meeting of stockholders called for that purpose.

         Under Delaware law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Certificate of Incorporation of the Company does not provide otherwise.

         While what constitutes "cause" has not been conclusively established by the Delaware courts, actions such as embezzlement, disclosure of trade secrets, or other violations of fiduciary duty have been found to constitute cause for removal. Courts have indicated that the desire to take over management of a company or the failure to cooperate in management's plans for a company do not constitute cause for removal.

         Presently, directors of the Company are divided into classes pursuant to the Bylaws and may be removed by the stockholders, with or without cause, by the affirmative vote of at least eighty percent (80%) of the outstanding shares of common stock of the Company.

         One effect of the Classified Board Amendment may be to make it more difficult for the stockholders to remove directors, should they deem it to be in their best interests to do so. The Classified Board Amendment should render more difficult, and may discourage, an attempt to acquire control of the Company without the approval of the Company's management. The Classified Board Amendment will make it impossible for someone who acquires voting control of the Company to immediately remove the incumbent directors who may oppose such person and to replace them with more friendly directors, and will instead require such a person to replace incumbent directors as their terms expire over a period of up to three years.

         Stockholders should recognize that the Classified Board Amendment will also make more difficult the removal of a director in circumstances which do not constitute a takeover attempt and where, in the opinion of the stockholders cause for such removal may exist. Moreover, the Classified Board Amendment may have the effect of delaying an ultimate change in existing management which might be desired by the stockholders.

         Filling of Vacancies. The Classified Board Amendment further provides that if a vacancy occurs on the Board of Directors for any reason, including by reason of any increase in the number of directors, it shall be filled only by the affirmative vote of a majority of the remaining directors in office, even though less than a quorum, if such vacancy occurs prior to the expiration of the term of office of the class in which such vacancy occurs. Directors so elected will hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred, and until such director's successor shall have been elected and qualified.

         Any decrease in the number of directors constituting the Board of Directors shall not shorten the term of any incumbent director.

         The Classified Board Amendment eliminates any stockholder power to fill vacancies or newly created positions on the Board of Directors. The Classified Board Amendment is intended to provide stability within the management and organization of the Company by vesting the power to fill vacant positions solely in the elected representatives of the stockholders. It will prevent a third party seeking majority representation on the Board of Directors from obtaining such representation simply by enlarging the Board of Directors and then filling the new directorships with its own nominees.

         The Classified Board Amendment does not materially change the provisions currently existing in the Bylaws of the Company relating to the filling of vacancies on the Board of Directors. The Classified Board Amendment moves all provisions relating to the filling of vacancies on the Board of Directors to the Certificate of Incorporation, where they will be subject to alteration or repeal only by supermajority stockholder action.

         The Classified Board Amendment is in accordance with the General Corporation Law of the State of Delaware which provides that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, unless the Certificate of Incorporation or Bylaws provide otherwise.

STOCKHOLDER MEETING AMENDMENT

         The Board of Directors recommends that the Company's Certificate of Incorporation be amended to add an article, which provides that actions required or permitted to be taken at any annual or special meeting of the stockholders be taken only upon the vote of the stockholders at a meeting duly called or by written consent signed by all of the holders of oustanding stock who would be entitled to notice of such meeting of the stockholders (the "Stockholder
Meeting Amendment").

         Stockholder Action to be Taken Only at a Stockholder Meeting. Under the General Corporation Law of the State of Delaware, unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting, without prior notice and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. Neither the Company's Certificate of Incorporation nor its Bylaws currently contain a provision restricting or regulating stockholder action by written consent.

         The adoption of the Stockholder Meeting Amendment would eliminate the ability of the Company's stockholders to act by written consent in lieu of a meeting, unless consent of all stockholders is obtained. It is intended to prevent solicitation of consents by stockholders seeking to effect changes without giving all of the Company's stockholders entitled to vote on a proposed action an adequate opportunity to participate at a meeting where such proposed action is considered. The Stockholder Meeting Amendment would prevent a takeover bidder holding or controlling a large block of the Company's voting stock from using the written consent procedure to take stockholder action unilaterally.

         The Board of Directors does not believe that the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the Company. Nevertheless, the effect of the Stockholder Meeting Amendment may be to make more difficult, or delay, certain actions by a person or a group acquiring a substantial percentage of the Company's stock, even though such actions might be desired by, or beneficial to, the holders of a majority of the Company's stock.

         The Stockholder Meeting Amendment will ensure that all stockholders will have advance notice of any attempted major corporate action by stockholders, and that all stockholders will have an equal opportunity to participate when such action is being considered. It will enable the Company to reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. The Stockholder Meeting Amendment could also provide some encouragement to a potential acquiror to negotiate directly with the Board of Directors.

ACQUISITION PROPOSAL AMENDMENT

         The Board of Directors recommends that the Company's Certificate of Incorporation be amended to add an article which provides that the Board of Directors can consider various factors in consideration of an acquisition proposal, not just the value of the consideration being offered (the "Acquisition Proposal Amendment").

         Under Delaware law, the Board of Directors, in reviewing a takeover bid, may review the impact a takeover would have on constituencies other than stockholders. In a takeover bid situation, the Board of Directors can review alternatives available and their effect on various constituencies, particularly the stockholders. One of the relevant factors that the Board of Directors may look at is the Company's long term plans. Also, the Board of Directors may consider any special factors bearing on stockholder and public interests.

         The Acquisition Proposal Amendment provides that the Board of Directors would base the response of the Company to any "Acquisition Proposal" on the Board of Directors' evaluation of what is in the best interest of the Company. In evaluating what is in the best interest of the Company, the Board of Directors would consider all relevant factors including, without limitation:

                  (1) The best interest of the stockholders which, for this purpose, requires the Board of Directors to consider, among other factors, not only the consideration offered in the Acquisition Proposal in relation to the then current market price of the Company's stock, but also in relation to the current value of the Company in a freely negotiated transaction and in relation to the Board of Directors' then estimate of the future value of the Company as an independent entity or as the subject of a future Acquisition Proposal; and

                  (2) Such other factors as the Board of Directors determines to be relevant, including, among other factors, the long-term and short-term interests of the Company and its subsidiaries and their businesses and properties and the social, legal, and economic effects upon the employees, suppliers, customers, creditors, and other affected persons, firms, and corporations and on the communities and geographical areas in which the Company and its subsidiaries operate or are located.

         "Acquisition Proposal" means any proposal for the consolidation or merger of the Company with another corporation, any share exchange involving the Company's outstanding capital stock, any liquidation or dissolution of the Company, any transfer of all or a material portion of the assets of the Company, and any tender offer or exchange offer for any of the Company's outstanding stock.

         The Board of Directors believes the Acquisition Proposal Amendment would give comfort to the Company's employees, customers, suppliers, and other constituencies that the Board of Directors would consider their interests in deciding whether to recommend such a tender or exchange offer. Additionally, expansion of the Board of Directors' discretion to assess the Company's value from various perspectives will give the directors more latitude in determining whether a premium bid is inadequate.

         If the Acquisition Proposal Amendment is approved by stockholders it may make it more difficult, and may discourage, an attempt to acquire the Company.

SUPERMAJORITY VOTE AMENDMENT

         The Board of Directors recommends that the Company's Certificate of Incorporation be amended to add an article, which requires that in order to amend, repeal or adopt any provision inconsistent with Articles Fifth, Sixth, Seventh, Eighth and Tenth of the Company's Certificate of Incorporation, the affirmative vote of at least eighty percent (80%) of the outstanding shares of Common Stock of the Company shall be required (the "Supermajority Vote Amendment").

         Under the General Corporation Law of the State of Delaware, amendments to the Certificate of Incorporation require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, but the law also permits a corporation to include provisions in its Certificate of Incorporation which require a greater vote than the vote otherwise required by law for any corporate action. With respect to such supermajority vote provisions, Delaware law requires that any alteration, amendment or repeal thereof be approved by an equally large stockholder vote.

         The requirement of an increased stockholder vote is designed to prevent a person holding or controlling a majority, but less than eighty precent (80%), of the shares of the Company from avoiding the anti-takeover provisions of the Certificate of Incorporation by simply repealing them.

CONCLUSION

         The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting or any adjournment(s) thereof is necessary for the approval of the Amendments to the Company's Certificate of Incorporation. The Amendments will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Coopers & Lybrand L.L.P. as independent certified public accountants to examine and report on the Company's financial statements for the current fiscal year, and to perform other appropriate audit, accounting and consulting services. Coopers & Lybrand L.L.P. also acted in this capacity for the fiscal year ended December 31, 1996.

         Although the Delaware General Corporation Law does not require the selection of independent certified public accountants to be submitted to a vote by stockholders, the Board continues to believe it appropriate as a matter of policy to request that the stockholders ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the 1997 fiscal year.

         It is expected that a representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present in person or represented by proxy at the Annual Meeting is required for ratification.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL.

                          COMPLIANCE WITH SECTION 16(a)
                           OF THE EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that, with the exception of one late report for each of Daniel A. Funk, Edward
R. Funk, Herbert J. Kahn, Curtis A. Loveland, Paul A. Miller, C. Craig Waldbillig, Peter H. Williams, and Robert J. Williams, all officers, directors and greater than 10% stockholders complied with all filing requirements during fiscal 1996.

                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996, containing financial statements for such year and the signed opinion of Coopers & Lybrand L.L.P., independent public accountants, with respect to such financial statements, is being sent to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material, and the management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.

                              COST OF SOLICITATION

         The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.

                              STOCKHOLDER PROPOSALS

         Each year the Board of Directors submits its nominations for election of directors at the annual meeting of stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the annual meeting of stockholders. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the annual meeting of stockholders to be held in 1998 must be received by the Company (addressed to the attention of the Secretary) on or before December 5, 1997. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware.

                                  OTHER MATTERS

         The only business which the management intends to present at the meeting consists of the matters set forth in this statement. The management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

         All duly executed proxies received will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company or in person at the meeting, without affecting any vote previously taken.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              EDWARD R. FUNK
                              CHAIRMAN OF THE BOARD

                                                                         ANNEX I

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          CROSS MEDICAL PRODUCTS, INC.

                       * * * * * * * * * * * * * * * * * *


         The above corporation, Cross Medical Products, Inc. (the
"Corporation"), existing pursuant to the General Corporation Law of the State of Delaware, desiring to give notice of corporate action effectuating the restatement and amendment of its Certificate of Incorporation, sets forth the following facts:

         (i) The date of filing of the Corporation's original certificate of incorporation was October 27, 1986;

         (ii) The Corporation's present name is Cross Medical Products, Inc.;

         (iii) This Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware; and

         (iv) The exact text of the Restated Certificate of Incorporation is amended to read as follows:

FIRST: The name of the Corporation is Cross Medical Products, Inc.

SECOND: The address of its registered office in the State of Delaware is No. 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: (A) The aggregate number of shares of stock which the Corporation shall have authority to issue is 50,000,000 shares, consisting of 40,000,000 shares of common stock, $.01 par value (the "Common Stock"), and 10,000,000 shares of preferred stock, $.01 par value (the "Preferred Stock").

                  (B) Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters presented for vote of the stockholders. Subject to the provisions of the General Corporation Law of the State of Delaware and the rights of the Preferred Stock then outstanding, dividends may be paid on the Common Stock at such times and in such amounts as the Board of Directors shall determine. Upon the dissolution, liquidation, or winding of the Corporation, after any preferential amounts to be distributed to the holders of the Preferred Stock then outstanding have been paid or declared and set apart for payment, the holders of Common Stock shall be entitled to receive all remaining assets of the Corporation available for distribution to its stockholders ratably and proportioned to the number of shares held by them.

                  (C) The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby authorized to establish from time to time by resolution or resolutions the number of shares to be included in each such series and to fix the designation, powers, preferences, and relative participating, optional, conversion, and other special rights of the shares of each such series and the qualifications, limitations, or restrictions thereof, including but not limited to the fixing of dividend rights, rates, preferences, and other terms; redemption rights, prices, and other terms (including any sinking fund provisions); conversion rights, prices or rates of exchange, and other terms; liquidation preferences and other terms; and voting rights in addition to any voting rights provided by law, and other terms, which may be general or limited; all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In the event the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH:            (A) Nominations for election of directors shall be made in the manner provided by the By-Laws of the Corporation. The number of directors of the Corporation shall be fixed by or pursuant to the By-Laws of the Corporation.

                  (B) The directors shall be divided into three classes, Class I, Class II, and Class III. Each such class shall consist, as nearly as possible, of one-third of the total number of directors and any remaining directors shall be included within each such class or classes as the Board of Directors shall designate, and the term of office for the directors in one class shall expire at each annual meeting of stockholders. Class I directors shall hold office initially for a term expiring at the 2000 annual meeting of stockholders, Class II directors shall hold office initially for a term expiring at the 1998 annual meeting of stockholders; and Class III directors shall hold office initially for a term expiring at the 1999 annual meeting of stockholders. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected to hold office for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. A director shall hold office, subject to any removal, death, resignation, or retirement until the annual meeting for the year in which his term expires and until his successor shall be elected and qualify.

                  (C) Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by the General Corporation Law of the State of Delaware, this Certificate of Incorporation or the By-Laws of the Corporation), any director or the entire board of directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of all of the outstanding shares of capital stock of the Corporation entitled to vote on the election of directors at a meeting of stockholders called for that purpose, except that if the Board of Directors, by an affirmative vote of at least two-thirds (66 2/3%) of the entire Board of Directors, recommends removal of a director to the stockholders, such removal may be effected by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation present in person or represented by proxy and entitled to vote on the election of directors at a meeting of stockholders called for that purpose.

                  (D) Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires and until their successors are duly elected and qualified. If there are no directors in office, then an election of directors may be held in the manner provided by the General Corporation Law of the State of Delaware.

                  (E) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by this Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, terms of removal, and other features of such directorships shall be governed by the terms of Article FOURTH and the resolution or resolutions establishing such class or series adopted pursuant thereto and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

                  (F) Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, or repeal the By-Laws of the Corporation.

SEVENTH: The Board of Directors shall base the response of the Corporation to any "Acquisition Proposal" on the Board of Directors' evaluation of what is in the best interest of the Corporation. In evaluating what is in the best interest of the Corporation, the Board of Directors shall consider all relevant factors including, without limitation:

                  (1) The best interest of the stockholders which, for this purpose, requires the Board of Directors to consider, among other factors, not only the consideration offered in the Acquisition Proposal in relation to the then current market price of the Corporation's stock, but also in relation to the current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors' then estimate of the future value of the Corporation as an independent entity or as the subject of a future Acquisition Proposal;

                  (2) Such other factors as the Board of Directors determines to be relevant, including, among other factors, the long-term and short-term interests of the Corporation and its subsidiaries and their businesses and properties and the social, legal, and economic effects upon the employees, suppliers, customers, creditors, and other affected persons, firms, and corporations and on the communities and geographical areas in which the Corporation and its subsidiaries operate or are located.

         "Acquisition Proposal" means any proposal for the consolidation or merger of the Corporation with another corporation, any share exchange involving the Corporation's outstanding capital stock, any liquidation or dissolution of the Corporation, any transfer of all or a material portion of the assets of the Corporation, and any tender offer or exchange offer for any of the Corporation's outstanding stock.

EIGHTH: No director of the Corporation shall be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or to its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of a dividend or the payment for the purchase or redemption of the Corporation's stock in violation of Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit.

NINTH: The Corporation is to have perpetual existence.

TENTH: (A) Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the holders of outstanding stock who would be entitled to notice of such meeting.

         (B) Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the General Corporation Law of the State of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

ELEVENTH: (A) The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by the General Corporation Law of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation and subject to paragraph (B) below.

          (B) The provisions set forth in this Article ELEVENTH and in Article FIFTH, SIXTH, SEVENTH, EIGHTH, and TENTH (A) of this Certificate of Incorporation may not be altered, amended or repealed in any respect, and new provisions inconsistent therewith may not be adopted unless such action is approved by the affirmative vote of the holders of at least eighty percent (80%) of all of the outstanding shares of capital stock of the Corporation entitled to vote on such matter at a meeting of stockholders called for that purpose, except that if the Board of Directors, by an affirmative vote of at least eighty percent (80%) of the entire Board of Directors, recommends approval of such amendment to this Certificate of Incorporation to the stockholders, such approval may be effected by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation present in person or represented by proxy and entitled to vote on such matter at a meeting of stockholders called for that purpose.

         IN WITNESS WHEREOF, Cross Medical Products, Inc. has caused this Restated Certificate of Incorporation to be signed by Joseph A. Mussey, its President, and attested by Curtis A. Loveland, its Secretary, this ____ day of May, 1997.



                                         -----------------------------------
                                         Joseph A. Mussey,  President

Attest:


-------------------------------
Curtis A. Loveland, Secretary

                                                                        ANNEX II

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                          CROSS MEDICAL PRODUCTS, INC.



                                    ARTICLE I

                                     OFFICES

         Section 1. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. All meetings of the stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting.

         Section 2. Annual meetings of stockholders, commencing with the year 1987, shall be held on the third Thursday in April if not a legal holiday, and if a legal holiday, then on the next business day following, at 3:30 p.m., or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect a board of directors, and transact such other business as may properly be brought before the meeting.

         Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the corporation's principal office. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of two-thirds of the board of directors or of the holders of a majority of the stock issued and outstanding and entitled to vote on the date such request was received by the corporation. Such request shall state the purpose or purposes of the proposed meeting.

         Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

         Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 8. The holders, present in person or represented by proxy, of a majority of the stock issued and outstanding and entitled to vote thereat shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation or by-laws a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 10. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after eleven months from its date, unless the proxy provides for a longer period.

         Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the holders of outstanding stock who would be entitled to notice of such meeting.


                                   ARTICLE III

                                    DIRECTORS

         Section 1. The number of directors of the corporation shall be not less than three (3) nor more than fifteen (15). Initially there shall be Eight (8) directors and thereafter the number of directors shall be as provided from time to time in the by-laws, provided that no amendment to the by-laws decreasing the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken by the directors (whether through amendment of the by-laws or otherwise) to increase the number of directors as provided in the by-laws from time to time unless at least two-thirds (66-2/3%) of the directors then in office shall concur in said action. Directors need not be stockholders.

                  Commencing with the election of directors at the 1987 annual meeting of stockholders, the board of directors shall be divided into three classes, designated class I, class II and class III, as nearly equal in number as possible, and the term of office of directors in one class shall expire at each annual meeting of stockholders, and in all cases as to each director until a successor shall be elected and shall qualify, or until his earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. The initial term of office of directors of class I shall expire at the annual meeting of stockholders in 1988, that of class II shall expire at the annual meeting of stockholders in 1989, and that of class III shall expire at the annual meeting of stockholders in 1990, and in all cases as to each director until a successor shall be elected and shall qualify, or until his earlier resignation, removal from office, death or incapacity. At each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

         Section 2. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, or by a sole remaining director, and the directors so chosen shall hold office until the next election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.


                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 5. The first meeting of each newly elected board of directors shall be held immediately after the annual meeting of stockholders at the same place as such annual meeting is held and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at the time and place provided herein, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         Section 7. Special meetings of the board of directors may be called by the chairman of the board on three days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the chairman of the board or the secretary in like manner and on like notice on the written request of three directors.

         Section 8. At all meetings of the board of directors a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee.

         Section 10. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.


                             COMMITTEES OF DIRECTORS

         Section 11. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of not less than three directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

                  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

                  Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

         Section 12. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                            COMPENSATION OF DIRECTORS

         Section 13. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                              REMOVAL OF DIRECTORS

         Section 14. Notwithstanding any other provisions of the certificate of incorporation or the by-laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, the certificate of incorporation or the by-laws of the corporation), any director or the entire board of directors of the corporation may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least eighty percent (80%) of all of the outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders called for that purpose, except that if the board of directors, by an affirmative vote of at least two-thirds (66 2/3%) of the entire board of directors, recommends removal of a director to the stockholders, such removal may be effected by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders for that purpose.


                                   ARTICLE IV

                                     NOTICES

         Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

         Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

         Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a chairman of the board, a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, (including senior, executive or assistant vice-presidents), and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provides.

         Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman, a president, one or more vice-presidents, a secretary and a treasurer.

         Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

         Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

         Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.


                              CHAIRMAN OF THE BOARD

         Section 6. The chairman of the board of directors shall be the chief executive officer of the corporation and shall have general control and management of the business affairs and policies of the corporation. He shall be generally responsible for the proper conduct of the business of the corporation. During the absence or disability of the president, he shall exercise all the powers and discharge all the duties of the president. He shall preside at all meetings of the stockholders and of the board of directors at which he is present; and, in his absence, the president shall preside at such meetings. He shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him by the board of directors.

         Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                                  THE PRESIDENT

         Section 8. The president of the corporation shall be the principal operating and administrative officer of the corporation. If there is no chairman of the board or during the absence or disability of the chairman of the board, he shall exercise all of the powers and discharge all of the duties of the chairman of the board. He shall, in the absence of the chairman of the board, possess power to sign all certificates, contracts and other instruments of the corporation. He shall, in the absence of the chairman of the board, preside at all meetings of the stockholders and of the board of directors. He shall perform all such other duties as are incident to his office or are properly required of him by the board of directors.


                               THE VICE-PRESIDENTS

         Section 9. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the. powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.


                      THE SECRETARY AND ASSISTANT SECRETARY

         Section 10. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or chief executive officer, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

         Section 11. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

         Section 12. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

         Section 13. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

         Section 14. If required by the board of directors, he shall give the corporation a bond (which shall be renewed each year) in such sum and with such surety or sureties as shall be satisfactory to the, board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 15. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.


                                   ARTICLE VI

                              CERTIFICATE OF STOCK

         Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

         Section 2. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

         Section 3. The board of directors (through the corporation's duly authorized officers) may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors (through the corporation's duly authorized officers) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.


                                TRANSFER OF STOCK

         Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.


                               FIXING RECORD DATE

         Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.


                             REGISTERED STOCKHOLDERS

         Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                   ARTICLE VII

                               GENERAL PROVISIONS

                                    DIVIDENDS

         Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall deem conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.


                                ANNUAL STATEMENT

         Section 3. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.


                                     CHECKS

         Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.


                                   FISCAL YEAR

         Section 5. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

         Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                 INDEMNIFICATION

         Section 7. The corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware.


                                  ARTICLE VIII

                                   AMENDMENTS

         Section 1. These by-laws may be amended or repealed by affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal or by the board of directors when such power is conferred upon the board of directors by certificate of incorporation; provided, however, that the provisions set forth in this Article VIII, in Article II, Sections 5 and 8 and in Article III, Sections 1 and 14, herein may not be repealed or amended in any respect unless such action is approved by the affirmative vote of the holders of eighty percent (80%) of the stock issued and outstanding and entitled to vote thereon.

                      PROXY -- CROSS MEDICAL PRODUCTS, INC.

         The undersigned stockholder of Cross Medical Products, Inc. (the "Company") hereby appoints Edward R. Funk, Curtis A. Loveland and Joseph A. Mussey, or any one of them, as attorneys and proxies with full power of substitution to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 21, 1997, and at any adjournment or adjournments thereof as follows:

1.       THE ELECTION OF CLASS III DIRECTORS.
         [ ] FOR all nominees listed below (except as marked to the contrary)
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
              (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

  Daniel A. Funk, M.D.  -  Daniel A. Gregorie, M.D.  -  Joseph A. Mussey  -  Robert J. Williams

2.       TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN TO INCREASE THE
         NUMBER OF SHARES AVAILABLE FOR DISTRIBUTION UNDER SUCH PLAN FROM 600,000 TO 1,000,000:

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

3.       TO APPROVE AND ADOPT THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION:

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

4.       RATIFICATION FOR THE SELECTION OF COOPERS & LYBRAND L.L.P. TO SERVE AS INDEPENDENT PUBLIC
         ACCOUNTANTS FOR THE FISCAL YEAR 1997:

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

5.       IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2,3,4, and 5.

                   (Continued and to be signed on other side.)

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated April 20, 1997, the Proxy Statement, and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares hereby is revoked.

         Please sign and date this Proxy below and return in the enclosed envelope.

                                           Dated:_________________________, 1997


                                                              NUMBER OF SHARES



                                           ------------------------------------
                                                          (Signature)

                                           ------------------------------------
                                                          (Signature)

                                           Signature(s) must agree with the
                                           name(s) printed on this Proxy. If
                                           shares are registered in two names,
                                           both stockholders should sign this
                                           Proxy. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give your full
                                           title.




           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS